UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 13, 2018
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Exact name of registrants as specified in
Commission	their charters, address of principal executive	IRS Employer
File Number	offices and registrants' telephone number	Identification Number
1-14465	IDACORP, Inc.	82-0505802
1-3198	Idaho Power Company	82-0130980
1221 W. Idaho Street
Boise, ID 83702-5627
(208) 388-2200
State or Other Jurisdiction of Incorporation: Idaho

Former name, former address and former fiscal year, if changed since last report: None.
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
□ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
□ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
□ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
□ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company □

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
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Item 8.01 Other Events.

In connection with Idaho Power Company's (Idaho Power) efforts to relicense the Hells Canyon Complex (HCC), Idaho Power's largest hydroelectric complex, as described in more detail in IDACORP, Inc.'s (IDACORP) and Idaho Power's Annual Report on Form 10-K for the year ended December 31, 2017, in Part II, Item 7 - "Regulatory Matters," as of December 31, 2017, IDACORP and Idaho Power had included in construction work in progress in their consolidated balance sheets relicensing costs of approximately $269 million for the HCC. Costs for the relicensing of Idaho Power's hydroelectric projects are recorded in construction work in progress until new multi-year licenses are issued by the Federal Energy Regulatory Commission, at which time the charges are transferred to electric plant in service.

In December 2016, Idaho Power filed an application with the Idaho Public Utilities Commission (IPUC) requesting a determination that Idaho Power's expenditures of $220.8 million through year-end 2015 on relicensing of the HCC were prudently incurred, and thus eligible for future inclusion in retail rates. In December 2017, Idaho Power filed with the IPUC a settlement stipulation signed by Idaho Power, the IPUC staff, and a third party intervenor recognizing that a total of $216.5 million in expenditures were reasonably incurred, and therefore should be eligible for inclusion in customer rates at a later date. On April 13, 2018, the IPUC issued an order approving the settlement stipulation substantially as filed with the IPUC, and determining the associated costs to be reasonably and prudently incurred.

As a result of filing the settlement stipulation, in the fourth quarter of 2017 Idaho Power recorded a $5.0 million pre-tax charge, which included $4.3 million for costs incurred through 2015, as well as $0.7 million related to associated costs incurred in 2016 and 2017.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.
Dated:  April 13, 2018
IDACORP, INC.
By:   /s/ Darrel T. Anderson
Darrel T. Anderson
President and Chief Executive Officer

IDAHO POWER COMPANY
By:   /s/ Darrel T. Anderson
Darrel T. Anderson
President and Chief Executive Officer